SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) October 25, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000

ITEM 5.  Other Events.

On October 24, 2002, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 99. Press release dated October 24, 2002.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: October 25, 2002           By:/s/ Douglas J. Goddard
                                         Douglas J. Goddard
                                         Chief Financial Officer

   Contact: Douglas Goddard, Executive Vice President
   (310) 319-6014


          FIRSTFED REPORTS RESULTS FOR THE THIRD QUARTER OF 2002

        Santa Monica, California, October 24, 2002 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $16.2 million or $0.92 per diluted common share for the third quarter of 2002, compared to net earnings of $12.3 million or $0.70 per diluted common share for the second quarter of 2002 and $12.4 million or $0.70 per diluted common share for the third quarter of September 2001. Net earnings for the first nine months of 2002 were $40.9 million or $2.32 per diluted common share, compared to $37.4 million or $2.12 per diluted common share for the first nine months of 2001.

        Net earnings for the third quarter and first nine months of 2002 include a $5.9 million gain resulting from a revised estimate of the Bank's repurchase liability for loans sold with recourse. The Bank revised its estimate of repurchase liability because its portfolio of loans sold with recourse has been experiencing greater payoffs and better credit performance than previously estimated. After tax, quarterly and year-to-date earnings were increased by $3.4 million or $0.19 per diluted common share during 2002 due to this adjustment.

        Net interest income increased by 3% and 2% during the third quarter and first nine months of 2002 compared to the prior year periods due to increased interest rate spreads. The interest rate spreads increased to 2.95% and 2.83% for the third quarter and first nine months of 2002 from 2.70% and 2.67% during the same periods last year as the cost of interest-bearing liabilities re-priced at reduced rates more quickly than the yield on interest-earning assets. The increased spreads compensated for declines in average earning assets. Due to continued high levels of loan payoffs, average interest-earning assets decreased to $4.2 billion for the third quarter and $4.3 billion for the first nine months of 2002 compared to $4.4 billion for both the third quarter and first nine months of the prior year. Loan originations were $283.5 million and $871.1 million for the third quarter and first nine months of 2002 compared to $415.9 million and $1.2 billion for the same periods last year.

        Allowances  for  loan  losses   (including   general   valuation
   allowances and valuation allowances for impaired loans) totaled $75.7 million or 1.94% of the loan portfolio as of September 30, 2002. This compares with $74.4 million or 1.82% as of December 31, 2001 and $72.4 million or 1.80% as of September 30, 2001. Non-performing assets were 0.11% of total assets as of September 30, 2002 compared with 0.17% as of December 31, 2001 and 0.23% as of September 30, 2001.

        The Bank did not record a provision for loan losses during the first nine months of 2002 or for any period during 2001. Net loan charge-offs totaling $271 thousand were recorded during the third quarter of 2002, however, net loan recoveries totaling $900 thousand were recorded during the first nine months of 2002. For the comparable periods last year, the Bank recorded net loan recoveries of $55 thousand and net loan charge-offs of $170 thousand for the third quarter and first nine months of 2001, respectively.

       The Company had assets totaling $4.3 billion as of September 30, 2002. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California. At September 30, 2002, the consolidated stockholders' equity of the Company was $358.8 million. The Company repurchased 233,400 shares during the third quarter of 2002 and an additional
   119,600 shares through October 17, 2002. There remain 536,016 shares eligible for repurchase under the Company's stock repurchase program as of October 17, 2002.

      This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantee or promises regarding future results and assumes no responsibility to update such forward-looking statements.

                       KEY FINANCIAL RESULTS FOLLOW

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                 (Dollars in thousands, except share data)
                             (Unaudited)

                                    September 30, December 31, September 30,
                                       2002          2001          2001
                                    ------------  -----------  ------------
  ASSETS
  Cash and cash equivalents         $     43,122  $   174,171  $     69,050
  Investment securities,
    available-for-sale (at fair
    value)                               109,858      110,444       120,679
  Mortgage-backed securities,
    available-for-sale (at fair
    value)                               218,424      284,079       311,342
  Loans receivable, held-for-sale
    (fair value of $2,861, $5,250
    and $3,939)                            2,848        5,246         3,920
  Loans receivable, net                3,804,495    3,999,643     3,941,950
  Accrued interest and dividends
   receivable                             18,567       22,076        25,201
  Real estate                                506        1,515           819
  Office properties and equipment,        10,461       10,822         9,615
  net
  Investment in Federal Home Loan
    Bank (FHLB) stock, at cost            79,666       91,713        88,891
  Other assets                            29,335       26,580        22,993
                                       ---------     --------     ---------
                                    $  4,317,282  $ 4,726,289  $  4,594,460
                                       =========    =========     =========
  LIABILITIES

  Deposits                          $  2,508,768  $ 2,546,647  $  2,354,058
  FHLB advances                        1,247,000    1,597,000     1,639,000
  Securities sold under agreements
    to repurchase                        166,567      211,040       228,716
  Accrued expenses and other
    liabilities                           36,163       45,924        60,463
                                       ---------    ---------     ---------
                                       3,958,498    4,400,611     4,282,237
                                       ---------    ---------     ---------
  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' EQUITY
  Common stock, par value $.01 per
   share; Authorized 100,000,000
   shares; issued 23,390,742,
   23,362,196 and 23,359,272
   shares, outstanding 17,046,446,
   17,251,300 and 17,291,782 shares          234          234           233
  Additional paid-in capital              34,797       34,670        33,588
  Retained earnings -
   substantially restricted              404,594      363,713       350,803
  Unreleased shares to employee
   stock ownership plan                   (1,748)          --          (210)
  Treasury stock, at cost,
   6,344,296, 6,110,896 and
   6,067,490 shares                      (81,684)     (75,930)      (75,743)
  Accumulated other comprehensive
    gain, net of taxes                     2,591        2,991         3,552
                                       ---------     ---------    ---------
                                         358,784      325,678       312,223
                                       ---------     ---------    ---------
                                    $  4,317,282  $ 4,726,289  $  4,594,460
                                       =========     =========    =========

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
  CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
            (Dollars in thousands, except per share data)
                             (Unaudited)

                                  Three months ended      Nine months ended
                                    September 30,           September 30,
                                 --------------------   -------------------
                                   2002       2001        2002       2001
                                 --------  ----------   --------   --------
Interest income:
    Interest on loans          $   59,941 $    73,457   $ 185,605 $  229,328
    Interest on mortgage-
     backed securities              2,026       4,585       7,263     16,086
    Interest and dividends on
     investments                    2,774       3,795       8,573     11,883
                                 --------   ---------    --------   --------
      Total interest income        64,741      81,837     201,441    257,297
                                 --------   ---------    --------   --------
 Interest expense:
    Interest on deposits           14,645      22,889      47,642     74,690
    Interest on borrowings         16,667      26,508      53,401     84,453
                                 --------   ---------     -------   --------
      Total interest expense       31,312      49,397     101,043    159,143
                                 --------   ---------     -------   --------

 Net interest income               33,429      32,440     100,398     98,154
 Provision for loan losses             --          --          --         --
                                 --------   ---------     -------   --------
 Net interest income after
  provision for loan losses        33,429      32,440     100,398     98,154
                                 --------   ---------     -------   --------
 Other income:
    Loan servicing and other
     fees                           1,172       1,003       3,062      2,478
    Retail office fees              1,173         952       3,348      2,640
    Gain on sale of loans           6,195         291       6,564        501
    Real estate operations,
     net                              (60)        609         133        383
    Other operating income            231         164         797        665
                                 --------    --------     -------   --------
      Total other income            8,711       3,019      13,904      6,667
                                 --------    --------     -------   --------
 Non-interest expense:
    Compensation                    8,008       7,595      24,475     22,325
    Occupancy                       2,249       2,201       6,399      6,180
    Amortization of core
     deposit intangible               499         372       1,464      1,116
    Other expenses                  3,351       3,570      11,313      9,845
                                 --------    --------     -------   --------
      Total non-interest
       expense                     14,107      13,738      43,651     39,466
                                 --------    --------     -------   --------

 Earnings before income taxes      28,033      21,721      70,651     65,355
 Income tax provision              11,807       9,294      29,770     27,963
                                 --------   ---------     -------   --------
 Net earnings                  $   16,226 $    12,427   $  40,881 $   37,392
                                 ========   =========     =======   ========
 Other comprehensive earnings
   (loss),  net of taxes             (145)      2,826        (400)     5,710
                                 --------   ---------     -------   --------
 Comprehensive earnings        $   16,081 $    15,253   $  40,481 $   43,102
                                 ========   =========     =======   ========
 Earnings per share:
    Basic                      $     0.94 $      0.72   $    2.37 $     2.17
                                 ========   =========     =======   ========
    Diluted                    $     0.92 $      0.70   $    2.32 $     2.12
                                 ========   =========     =======   ========
 Weighted average shares
  outstanding:
    Basic                      17,257,643  17,253,063  17,258,970 17,218,177
                               ==========  ==========  ========== ==========
    Diluted                    17,555,150  17,677,749  17,602,324 17,651,674
                               ==========  ==========  ========== ==========

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                      KEY FINANCIAL HIGHLIGHTS

                                          Quarter ended September 30,
                                              2002         2001
                                            ---------     --------
                                           (Dollars in thousands,
                                           except per share data)
End of period:
   Total assets                          $ 4,317,282   $ 4,594,460
   Cash and securities                   $   152,980   $   189,729
   Mortgage-backed securities            $   218,424   $   311,342
   Loans                                 $ 3,807,343   $ 3,945,870
   Core deposit intangible asset         $     9,813   $     8,187
   Deposits                              $ 2,508,768   $ 2,354,058
   Borrowings                            $ 1,413,567   $ 1,867,716
   Stockholders' equity                  $   358,784   $   312,223
   Book value per share                  $     21.05   $     18.06
   Tangible book value per share         $     20.47   $     17.58
   Stock price (period-end)              $     25.75   $     26.00
   Total loan servicing portfolio        $ 4,189,654   $ 4,449,599
   Loans serviced for others             $   213,701   $   269,726
   % of Adjustable mortgages                   70.57%        74.69%

Other data:
   Employees (full-time equivalent)             515           462
   Branches                                      29            25
   Loan production offices                        4             3

Asset quality:
   Real estate (foreclosed)              $      477    $      790
   Non-accrual loans                     $    4,470    $    9,997
   Non-performing assets                 $    4,947    $   10,787
   Non-performing assets to total assets       0.11%         0.23%
   General valuation allowance (GVA)     $   73,515    $   70,581
   Allowance for impaired loans          $    2,154    $    1,850
                                           --------      --------
   Allowances for loan losses            $   75,669    $   72,431
   Allowances for loan losses to gross
    loans receivable                           1.94%         1.80%
   Loans sold with recourse              $  115,115    $  132,424
   GVA for loans sold with recourse      $    6,900    $   12,824
   GVA to loans sold with recourse             5.99%         9.68%
   Modified loans (not impaired)         $    2,479    $      934
   Impaired loans, net                   $    3,043    $   10,081

Capital ratios:
   Tangible capital ratio                      8.00%         6.41%
   Core capital ratio                          8.00          6.41
   Risk-based capital ratio                   14.63         12.71
   Net worth to assets ratio                   8.31          6.80

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                KEY FINANCIAL HIGHLIGHTS (continued)


                                   Three months ended      Nine months ended
                                      September 30,          September 30,
                                  ----------------------  ---------------------
                                    2002        2001        2002       2001
                                  ---------  -----------  ---------  ----------
                                             (Dollars in thousands)
Selected ratios:
  Expense ratios:
   Efficiency ratio                  39.05%       39.06%      40.38%      37.83%
   Expense-to-average-assets
    ratio                             1.26         1.20        1.27        1.17
  Return on average assets            1.45         1.08        1.19        1.10
  Return on average equity           18.88        16.34       16.14       17.20

Yields earned and rates paid:
  Average yield on loans and
   mortgage-backed securities         6.09%        7.38%       6.22%       7.85%
  Average yield on investment
   portfolio (1)                      4.36         5.85        3.60        5.64
  Average yield on all
   interest-earning assets (1)        6.03         7.32        6.11        7.75
  Average rate paid on deposits       2.30         3.89        2.53        4.38
  Average rate paid on
   borrowings                         4.42         5.54        4.50        5.92
  Average rate paid on all
   interest-bearing liabilities       3.08         4.63        3.28        5.08
  Interest rate spread                2.95         2.70        2.83        2.67
  Effective net spread                3.12         2.89        3.00        2.88

Average balances:
  Average loans and
   mortgage-backed securities   $4,067,612   $4,237,617  $4,135,266  $4,166,834
  Average investments (2)          152,573      174,266     180,418     191,132
                                 ---------    ---------   ---------   ---------
  Average interest-earning
   assets (2)                    4,220,185    4,411,883   4,315,684   4,357,966
                                 ---------    ---------   ---------   ---------
  Average deposits               2,521,587    2,335,125   2,520,321   2,279,646
  Average borrowings (3)         1,461,129    1,895,224   1,574,076   1,903,414
                                 ---------    ---------   ---------   ---------
  Average interest-bearing
   liabilities                   3,982,716    4,230,349   4,094,397   4,183,060
                                 ---------    ---------   ---------   ---------
  Excess of interest-earning
   assets over interest-
   bearing liabilities          $  237,469   $  181,534   $ 221,287  $  174,906
                                 =========    =========    ========   =========

Loan originations and purchases $  283,495   $  415,862   $ 871,059  $1,230,597


(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.
(3) Excludes accrued interest on tax assessment.